Exhibit 99.1

NEWS RELEASE

Global Crossing Airlines Announces Profitability for Third Quarter 2022 with EBITDAR of $5 Million and an EBITDA of $1 Million

OCTOBER 31, 2022

MIAMI, FL (GLOBE NEWSWIRE) — Global Crossing Airlines Group, Inc. (JET: NEO; JET.B: NEO; JETMF: OTCQB) (the “Company” or “GlobalX”) today reported third quarter 2022 financial results.

“GlobalX has reached profitability in its fourth full quarter of operations, as we had projected at the beginning of 2022. Within one year of commencing operations, GlobalX operated seven (7) fully crewed aircraft during the quarter which resulted in a 77% increase in revenue compared to Q2 2022, an EBITDAR(1) of $5 million, EBITDA(1) of $1 million and positive net income of $163,631. Our reaching profitability is the direct result of the tremendous efforts of our 360 team members as we have expanded our charter operations throughout North and South America, as well as the Caribbean. We look forward to the addition of another A321 in Q4, as well as the planned completion of our cargo certification, subject to FAA and DOT approvals, and the entry into service of our first two A321 freighters,” said Ed Wegel, Chair and CEO of GlobalX.

Third Quarter 2022 Financial Results

For the third quarter 2022, GlobalX reported a net profit of $163,631, or $0.002 per diluted share. Adjusted net income for the third quarter 2022, adjusting for share based compensation expenses of $69,715, was $233,346, an adjusted net profit of $0.003 per diluted share.

Total operating revenues for the third quarter 2022 were $30.8 million, an 886% increase compared to the third quarter of 2021: our first operational quarter. This increase was driven by a full quarter of operations compared to Q3 2021 and an increase of the number of available aircraft from two to seven. In addition, GlobalX sold 3,951 block hours in Q3 representing an 85% increase over the number of block hours sold in Q2 2022.

Cost Performance

Total GAAP operating expense for the third quarter increased 258% compared to the third quarter 2021, to $29.9 million. These increases were primarily driven by additional aircraft and number of block hours operated.

Liquidity

GlobalX ended the quarter with $7.8 million in cash and restricted cash, an increase of $2.4 million from the end of Q2 2022. GlobalX also reported a $4.2 million reduction in the net cash used in operating activities.

Outlook

Guidance items provided in this release are based on Company’s current estimates and are not a guarantee of future performance. GlobalX reaffirms its prior guidance of over $90 million in annual revenue for 2022 as management believes the fourth quarter will build on Q3 results. Q4 will also see the expected launch of cargo operations with the delivery of our first two A321F aircraft in addition to two additional passenger aircraft, all subject to final DOT and FAA approvals.

(1)	Refer below to the section “Non-GAAP Financial Measures” for additional information.

Conference Call/Webcast Detail

GlobalX will be hosting a webinar on November 1st, 2022 to provide a business update and discuss the Q3 results after market close.

When: Nov 1, 2022 04:00 PM Eastern Time (US and Canada)

Topic: Global Crossing Airlines - Q3 2022 Earnings Release & Management Update

Register in advance for this webinar:

https://us02web.zoom.us/webinar/register/WN_a6jyGhVUSYOeGtwOeVSGSQ

After registering, you will receive a confirmation email containing information about joining the webinar.

For more information, please contact:

Ryan Goepel, Chief Financial Officer

Email: ryan.goepel@globalxair.com

Tel: 786.751.8503

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GLOBAL CROSSING AIRLINES GROUP INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2022	December 31, 2021
	(Unaudited)
Current Assets
Cash and cash equivalents	$2,875,901	$5,241,716
Restricted cash	$4,933,714	$2,752,285
Accounts receivable, net of allowance	$1,453,984	$745,646
Prepaid expenses and other current assets	$2,170,078	$848,490

Total Current Assets	$11,433,677	$9,588,137
Property and equipment, net	$1,669,749	$618,883
Finance leases, net	$2,741,063	$—
Operating lease right-of-use assets	$24,677,532	$22,668,308
Deferred costs and other assets	$9,400,590	$6,198,338

Total Assets	$49,922,611	$39,073,666

Current liabilities
Accounts payable	$6,673,457	$3,574,186
Accrued liabilities	$5,173,713	$2,704,169
Deferred revenue	$4,782,831	$1,995,090
Customer deposits	$2,284,000	$1,264,502
Due from related parties	$—	$197,558
Current portion of notes payable	$1,573,000	$1,573,000
Current portion of operating leases	$6,165,322	$3,393,497
Current portion of finance leases	$317,423	$—

Total current liabilities	$26,969,746	$14,702,002
Other liabilities
Note payable	$4,184,188	$—
Long-term operating leases	$20,102,218	$20,042,343
Long-term financial leases	$2,148,431	$—
Other liabilities	$83,498	$83,491

Total other liabilities	$26,518,335	$20,125,834
Commitments and Contingencies
Equity (Deficit)
Common stock - $.001 par value; 200,000,000 authorized; 52,573,938 and 51,237,876 issued and outstanding as of September 30, 2022 and December 31, 2021	$52,574	$51,237
Additional paid-in capital	$30,025,791	$26,456,900
Retained deficit	$(33,643,835)	$(22,262,307)

Total stockholders’ equity (Deficit)	$(3,565,470)	$4,245,830

Total Liabilities and Equity (Deficit)	$49,922,611	$39,073,666

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GLOBAL CROSSING AIRLINES GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Operating Revenue	$30,790,240	$3,123,946	$64,612,231	$3,123,946
Operating Expenses
Salaries, Wages, & Benefits	7,712,688	2,558,017	20,829,632	5,048,218
Aircraft Fuel	7,764,761	834,313	15,402,450	998,331
Maintenance, materials and repairs	1,218,221	232,400	3,373,396	454,635
Depreciation and amortization	193,620	7,100	296,830	15,484
Contracted ground and aviation services	4,631,741	623,637	10,674,340	806,033
Travel	1,078,854	327,997	3,204,172	391,320
Insurance	947,342	481,678	2,713,791	1,424,400
Aircraft Rent	3,957,508	1,083,260	11,151,412	1,914,041
Other	2,489,530	2,232,978	7,464,756	5,000,740

Total Operating Expenses	29,994,265	8,381,380	75,110,779	16,053,202
Operating Income/(Loss)	795,975	(5,257,434)	(10,498,548)	(12,929,256)
Non-Operating Expenses (Income)
Loss (Gain) on Warrant Valuation	—	—	—	2,650,772
Unrealized Loss (Gain) on Financial Instruments	—	82,529	(15)	(73,037)
Equity method investment activity	—	(20,478)	—	(20,478)
Interest Expense (Income)	632,344	(56,065)	882,990	27,081

Total Non-Operating Expenses	632,344	5,986	882,975	2,584,338

Loss from continuing operations	163,631	(5,263,420)	(11,381,523)	(15,513,594)
Income from Discontinued Operations	—	—	—	177,706
Loss before income taxes	163,631	(5,263,420)	(11,381,523)	(15,335,888)
Income tax expense	—	—	—	—

Net Income (Loss)	163,631	(5,263,420)	(11,381,523)	(15,335,888)
Other comprehensive loss
Foreign currency translation adjustments	—	(164,738)	—	(164,738)

Comprehensive loss	163,631	(5,428,158)	(11,381,523)	(15,500,626)
Loss per share:
Basic	$0.00	$(0.10)	$(0.22)	$(0.35)
Diluted	$0.00	$(0.10)	$(0.22)	$(0.35)
Weighted average number of shares outstanding	52,569,481	50,431,295	51,776,833	43,572,925

Fully diluted shares outstanding	76,507,900	50,431,295	51,776,833	43,572,925

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GLOBAL CROSSING AIRLINES GROUP INC.

STATEMENTS OF CONDENSED STOCKHOLDERS’ EQUITY

(UNAUDITED)

	Common Stock Number of Shares	Amount	Common Stock Subscribed	Additional Paid in Capital	Accumulated Other Comprehensive Loss	Retained Deficit	Total
Beginning – January 1, 2021	28,938,060	$28,938	$452,269	$2,264,966	$—	$(2,443,794)	$302,379
Issuance of shares – private placement	8,064,517	8,064	(212,073)	4,773,698	—	—	4,569,689
Issuance of shares – warrants and options exercised	1,050,740	1,051	(100,000)	517,759	—	—	418,810
Issuance of shares – RSUs	40,000	40	—	(40)	—	—	—
Share based compensation on stock options or RSUs	—	—	—	120,411	—	—	120,411
Loss for the period	—	—	—	—	—	(5,974,924)	(5,974,924)

Ending – March 31, 2021	38,093,317	$38,093	$140,196	$7,676,794	$—	$(8,418,718)	$(563,635)

Issuance of shares – private placement	7,537,313	$7,537	—	9,992,462	—	—	9,999,999
Issuance of shares – warrants and options exercised	4,474,138	4,474	(140,196)	3,807,067	—	—	3,671,345
Share based compensation on stock options or RSUs	—	—	—	164,574	—	—	164,574
GEM warrants write-off	—	—	—	3,475,379	—	—	3,475,379
Loss for the period	—	—	—	—	—	(4,097,544)	(4,097,544)

Ending – June 30, 2021	50,104,768	$50,104	$—	$25,116,276	$—	$(12,516,262)	$12,650,118

Issuance of shares – warrants and options exercised	357,999	$358	—	89,142	—	—	89,500
Share based compensation on stock options or RSUs	—	—	—	280,903	—	—	280,903
Loss for the period	—	—	—	—	—	(5,263,420)	(5,263,420)
Other comprehensive income	—	—	—	—	(164,738)	—	(164,738)

Ending – September 30, 2021	50,462,767	$50,462	$—	$25,486,321	$(164,738)	$(17,779,682)	$7,592,363

Beginning – January 1, 2022	51,237,876	$51,237	$—	$26,456,900	$—	$(22,262,307)	$4,245,830
Issuance of shares – warrants and options exercised	20,700	21	—	9,909	—	—	9,930
Warrants issued				2,130,642	—		2,130,642
Share based compensation on stock options or RSUs	—	—	—	382,612	—	—	382,612
Loss for the period	—	—	—	—	—	(4,779,502)	(4,779,502)

Ending – March 31, 2022	51,258,576	$51,258	$—	$28,980,063	$—	$(27,041,809)	$1,989,512

Issuance of shares – warrants and options exercised	1,305,362	1,306	—	633,006	—	—	634,312
Share based compensation on stock options or RSUs	—	—	—	343,007	—	—	343,007
Loss for the period	—	—	—	—	—	(6,765,657)	(6,765,657)

Ending – June 30, 2022	52,563,938	$52,564	$—	$29,956,076	$—	$(33,807,466)	$(3,798,826)

Issuance of shares – warrants and options exercised	10,000	10	—	—	—	—	10
Share based compensation on stock options or RSUs	—	—	—	69,715	—	—	69,715
Income for the period	—	—	—	—	—	163,631	163,631

Ending – September 30, 2022	52,573,938	$52,574	$—	$30,025,791	$—	$(33,643,835)	$(3,565,470)

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GLOBAL CROSSING AIRLINES GROUP INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For The Nine Months Ended September 30,
	2022	2021

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss from continuing operations	$(11,381,523)	$(15,513,594)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	296,830	15,484
Bad debt expense	94,893	—
Loss on warrant revaluation	—	2,650,772
Amortization of debt issue costs	389,301	—
Amortization of operating lease right of use assets	3,381,624	817,900
Share-based payments	795,334	565,888
Foreign exchange (gain) loss	3,753	(73,037)
Changes in assets and liabilities
Accounts receivable	(803,231)	(55,706)
Prepaid expenses and other current assets	(1,321,588)	(377,087)
Accounts payable	3,095,518	2,409,236
Accrued liabilities and other liabilities	6,248,347	1,324,177
Operating lease obligations	(2,559,147)	(389,985)

Net cash used in operating activities - continuing operations	(1,759,889)	(8,625,952)
Net cash provided by operating activities - discontinuing operations	—	177,706

Net cash used in operating activities	(1,759,889)	(8,448,246)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(1,124,712)	(506,016)
Deferred costs and other assets	(3,350,867)	(1,394,700)

Net cash used in investing activities	(4,475,579)	(1,900,716)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments to related party	(197,558)	(196,792)
Principal repayments on finance leases	(321,140)	—
Deferred finance fee	—	226,006
Other liabilities	—	31,221
Proceeds on issuance of shares	644,251	18,878,080
Common stock subscribed	—	(218,238)
Notes payable	5,925,529	—

Net cash provided by financing activities – continuing operations	6,051,082	18,720,277
Net cash provided by financing activities – discontinued operations	—	(31,416)

Net cash provided by financing activities	6,051,082	18,688,861

Net increase (decrease) in cash	(184,386)	8,339,899

Cash, cash equivalents and restricted cash - beginning of the period	7,994,001	548,690

Cash, cash equivalents and restricted cash - end of the period	$7,809,615	$8,888,589

Non-cash transactions
Right-of-use (ROU) assets acquired through operating leases	$5,390,848	—
Equipment acquired through finance leases	2,815,432	—
Warrants issued for debt (debt discount)	2,130,642	—
Cash paid for
Interest	$285,684	$27,306
Taxes	—	—

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Non-GAAP Financial Measures

The Company evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (“GAAP”) and non-GAAP financial measures, including Adjusted operating expenses, Adjusted operating income (loss), Adjusted operating margin, Adjusted pre-tax income (loss), Adjusted pre-tax margin, Adjusted net income (loss), Adjusted diluted earnings (loss) per share, adjusted EBITDA And adjusted EBITDAR. These non-GAAP financial measures are provided as supplemental information to the financial information presented in this press release that is calculated and presented in accordance with GAAP and these non-GAAP financial measures are presented because management believes that they supplement or enhance management’s, analysts’ and investors’ overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods.

Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to and are not intended to be considered in isolation or as a substitute for the related GAAP financial measures presented in the press release and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in the method of calculation and in the items being adjusted. We encourage investors to review our financial statements and other filings with the Securities and Exchange Commission in their entirety and not to rely on any single financial measure.

The information below provides an explanation of certain adjustments reflected in the non-GAAP financial measures and shows a reconciliation of non-GAAP financial measures reported in this press release (other than forward-looking non-GAAP financial measures) to the most directly comparable GAAP financial measures. Within the financial tables presented, certain columns and rows may not add due to the use of rounded numbers. Per unit amounts presented are calculated from the underlying amounts.

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Operating Income/(Loss)	$795,975	$(5,257,434)	$(10,498,548)	$(12,929,256)
Depreciation and amortization	193,620	7,100	296,830	15,484

EBITDA	989,595	(5,250,334)	(10,201,718)	(12,913,772)
Aircraft Rent	3,957,508	1,083,260	11,151,412	1,914,041

EBITDAR	$4,947,103	$(4,167,074)	$949,694	$(10,999,731)

About Global Crossing Airlines

GlobalX is a US 121 domestic flag and supplemental Airline flying the Airbus A320 family aircraft. GlobalX flies as a passenger ACMI and charter airline serving the US, Caribbean, European and Latin American markets. In 2022, GlobalX will enter ACMI cargo service flying the A321 freighter, subject to DOT and FAA approvals. For more information, please visit www.globalxair.com.

Cautionary Note Regarding Forward-Looking Statements

This news release contains certain “forward looking statements” and “forward-looking information”, as defined under applicable United States and Canadian securities laws, concerning anticipated developments

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and events that may occur in the future. Forward-looking statements contained in this news release include, but are not limited to, statements with respect to the Company’s aircraft fleet size, the destinations that the Company intends to service, the expected delivery timelines for aircraft, future demand, increased block hours, future capacity estimates, future revenue expectations and entry into service of cargo operations.

In certain cases, forward-looking statements can be identified by the use of words such as “plans”, “expects” “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” suggesting future outcomes, or other expectations, beliefs, plans, objectives, assumptions, intentions or statements about future events or performance. Forward-looking statements contained in this news release is based on certain factors and assumptions regarding, among other things, the receipt of financing to continue airline operations, the accuracy, reliability and success of GlobalX’s business model; GlobalX’s ability to accurately forecast demand; GlobalX will be able to successfully conclude definitive agreements for transactions subject to LOI; the timely receipt of governmental approvals; the success of airline operations of GlobalX; GlobalX’s ability to successfully enter new geographic markets; the legislative and regulatory environments of the jurisdictions where GlobalX will carry on business or have operations; the Company has or will have sufficient aircraft to provide the service; the impact of competition and the competitive response to GlobalX’s business strategy; the future price of fuel, and the availability of aircraft. While the Company considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include risks related to, the ability to obtain financing at acceptable terms, the impact of general economic conditions, risks related to supply chain and labor disruptions, failure to retain or obtain sufficient aircraft, domestic and international airline industry conditions, failure to conclude definitive agreements for transactions subject to LOI, the effects of increased competition from our market competitors and new market entrants, passenger demand being less than anticipated, the impact of the global uncertainty created by COVID-19, future relations with shareholders, volatility of fuel prices, increases in operating costs, terrorism, pandemics, natural disasters, currency fluctuations, interest rates, risks specific to the airline industry, risks associated with doing business in foreign countries, the ability of management to implement GlobalX’s operational strategy, the ability to attract qualified management and staff, labor disputes, regulatory risks, including risks relating to the acquisition of the necessary licenses and permits; risks related to significant disruption in, or breach in security of GlobalX’s information technology systems and resultant interruptions in service and any related impact on its reputation; and the additional risks identified in the “Risk Factors” section of the Company’s reports and filings with applicable Canadian securities regulators and the U.S. Securities and Exchange Commission. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in the forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements are made as of the date of this news release. Except as required by applicable securities laws, the Company does not undertake any obligation to publicly update any forward-looking statements. If GlobalX does update one or more forward-looking statements, no inference should be made that it will make additional updates with respect to those or other forward-looking statements.

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